EXHIBIT 99.1
                                                                    ------------

For Immediate Release                                   Source: ImproveNet, Inc.
---------------------

       IMPROVENET REPORTS PROFITABLE FIRST QUARTER 2004 FINANCIAL RESULTS

SCOTTSDALE, ARIZ., May 18, 2004-- IMPROVENET, INC. (OTC Bulletin Board: IMPV), a leading web-based home improvement services company, today announced the financial results of its first quarter ended March 31, 2004. On revenues of $880,007, the company reported net income of $3,584, the first profitable quarter since the company began reporting its financial results in 1999.

First quarter net sales increased 8.96% to $880,007 in 2004, from $807,651 in the comparable period last year. Reported net income for the period was $3,584, or $0.00 per diluted share, compared to a loss of $149,510, or $0.00 per diluted share for the first quarter of 2003.

"We are strongly encouraged by the results of our first quarter and believe that this further confirms our strategy for growing the business since our new management team assumed leadership just over a year ago. By building on our primary competitive advantages of national brand name, technology platform and network of home owners and service providers, we believe we can continue to grow our core business and expand deeper into the supply chain" said Jeffrey Rassas, CEO of ImproveNet.

"Our objectives of improving our website optimization, performing more detailed analysis of our business metrics and locating new home improvement affiliate partners has increased efficiencies and reduced our acquisition costs for the largest business segment. In addition, our move of the Customer Care Center to our Scottsdale, Arizona headquarters has increased our responsiveness to the needs of the homeowners and service providers. We expect to substantially add to the number of representatives in our Customer Care Center to increase the participation of service providers who are enrolled in our network. This has positively impacted our financial results this quarter," stated Homayoon Farsi, President.

ABOUT IMPROVENET
Recognized by MONEY MAGAZINE as "Best of the Web" in 2003 in the Home Improvement Category, ImproveNet, Inc. (OTC Bulletin Board: IMPV) has been connecting homeowners with pre-screened local contractors since 1996. Its website, www.improvenet.com, includes over 50,000 pages of content and serves both homeowner and home improvement professionals ranging from architects, designers, builders, and contractors to complete projects from start to finish including management tools, product showcases, visualizers, advice from experts, and active message boards targeting home improvement content.. ImproveNet creates and provides access to a $2B home improvement market.

eTechLogix, Inc., a wholly-owned software division of ImproveNet, is a developer and marketer of enterprise commerce management (ECM) software and services for the manufacturing and distribution markets of the $1 trillion Building Materials Industry

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utilizing MarketMaker(TM), SmartFusion(TM), SmartDistributor(TM), and
SmartService(TM) software applications.

Information about ImproveNet services is available by calling (480) 346-0000 or toll free at 1-800-513-6609 and through ImproveNet's web site at www.improvenet.com.

                                      # # #

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: CERTAIN STATEMENTS IN THIS PRESS RELEASE CONSTITUTE "FORWARD-LOOKING" STATEMENTS THAT INVOLVE A NUMBER OF KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH MAY CAUSE OUR ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO BE MATERIALLY DIFFERENT FROM ANY RESULTS, PERFORMANCES OR ACHIEVEMENTS EXPRESS OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES, INCLUDE, BUT ARE NOT LIMITED TO THE STATEMENTS MADE REGARDING THE COMPANY'S FUTURE OPERATIONS OR FINANCIAL RESULTS, DEMAND FOR THE COMPANY'S PRODUCTS AND SERVICES, COMPETITIVENESS IN THE MARKETPLACE OF ITS PRODUCT AND SERVICES OFFERINGS, AND THE EFFECTIVENESS OF MANAGEMENT'S STRATEGY, AND OTHER RISKS DETAILED IN THE COMPANY'S SECURITIES AND EXCHANGE COMMISSION FILINGS ON FORM 10-KSB AND FORM 10-QSB. THE FINANCIAL STATEMENTS SET FORTH BELOW ARE CONTAINED IN THE COMPANY'S QUARTERLY REPORT ON FORM 10-QSB FOR THE PERIOD ENDED MARCH 31, 2004 WHICH IS ACCESSIBLE AT WWW.SEC.GOV AND SHOULD BE READ ONLY IN CONJUNCTION WITH SUCH REPORT. UNDUE REFERENCE SHOULD NOT BE PLACED ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE HEREOF. WE UNDERTAKE NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS.

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                                IMPROVENET, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE THREE MONTHS ENDED MARCH 31,
                                   (UNAUDITED)

                                                              2004            2003
                                                          ------------    ------------
Revenues                                                  $    880,007    $    807,651
Cost of Revenues                                               455,363         530,560
                                                          ------------    ------------

Gross Profit                                                   424,644         277,091

Selling, General and Administrative Expenses                   316,623         449,137
Research and Development Expenses                              101,470          89,089
                                                          ------------    ------------

Income (Loss) from Operations                                    6,551        (261,135)

Other Revenues (Expenses)
     Interest income                                               607           2,787
     Interest expense and financing costs                      (13,633)         (3,410)
     Relief of debt                                            103,876
     Miscellaneous income                                       10,059           8,372
                                                          ------------    ------------

Income (Loss) from Operations before Income Taxes                3,584        (149,510)

Benefit for Income Taxes                                          --              --
                                                          ------------    ------------

Net Income (Loss)                                         $      3,584    $   (149,510)
                                                          ============    ============

INCOME (LOSS) PER SHARE

         - Net income (loss) per common share - basic             0.00           (0.00)
                                                          ============    ============
         - Net income (loss) per common share - diluted   $       0.00    $      (0.00)
                                                          ============    ============

Weighted average common shares - basic                      39,210,315      40,107,991
                                                          ============    ============
Weighted average common shares - diluted                    40,170,315      40,107,991
                                                          ============    ============

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                                IMPROVENET, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                     March 31,    December 31,
                                                                       2004           2003
                                                                   -----------    -----------
Current Assets:                                                    (unaudited)
      Cash and cash equivalents                                    $   161,670    $   382,415
      Accounts receivable, net                                         494,725        330,472
      Prepaid expenses                                                  28,635          7,833
                                                                   -----------    -----------

         Total Current Assets                                          685,030        720,720
                                                                   -----------    -----------

Property and equipment, net                                             90,014         99,800
                                                                   -----------    -----------

         Total Assets                                              $   775,044    $   820,520
                                                                   ===========    ===========

Current Liabilities:
      Obligations under capital leases - current portion                17,824         17,824
      Line of credit                                                    63,082         65,619
      Accounts payable                                                 359,605        378,679
      Accrued compensation                                                --            1,329
      Accrued customer claims                                          308,502        305,588
      Accrued furniture lease buyout - current portion                  52,500         60,000
      Deferred revenue                                                  38,942         49,292
      Other liabilities and accrued expenses                           130,549        129,877
                                                                   -----------    -----------

         Total Current Liabilities                                     971,004      1,008,208

Long-Term Liabilities:
      Notes payable -  long-term portion                               400,000        400,000
      Obligations under capital leases - long-term portion               6,544         10,900
      Accrued furniture lease buyout - long-term portion                  --            7,500
                                                                   -----------    -----------

         Total Liabilities                                           1,377,548      1,426,608
                                                                   -----------    -----------

Commitments and Contingencies:                                            --             --

Stockholders' Deficit
      Common Stock, $.001 par value, 100,000,000 shares
         authorized, 39,210,315 shares issued and outstanding at
         March 31, 2004 and December 31, 2003, respectively             53,124         53,124
      Additional paid-in capital                                       539,770        539,770
      Accumulated deficit                                           (1,195,398)    (1,198,982)
                                                                   -----------    -----------

         Total Stockholders' Deficit                                  (602,504)      (606,088)
                                                                   -----------    -----------


         Total Liabilities and Stockholders' Equity                $   775,044    $   820,520
                                                                   ===========    ===========

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Media Contacts:
---------------

Mark Cohen
IR Director
The Pinnacle Group, LLC
(718) 428-7651
PNACLGRUP@aol.com

Jeffrey Rassas, CEO
ImproveNet, Inc.
(480) 346-0000
CEO@improvenet.com